Nationwide Life Insurance Company • Nationwide VLI Separate Account-2 • Nationwide VLI Separate Account-4 • Nationwide VLI Separate Account-7	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-G

Prospectus supplement dated December 15, 2011 to
BOA MSPVL, BOA MSPVL II, BOA Protection FPVUL, ChoiceLife Protection FPVUL, Nationwide Options Select New York, and Nationwide Options Select prospectus dated May 1, 2008;
BOA Last Survivorship II, ChoiceLife Survivorship, Next Generation Survivorship Life, ChoiceLife Survivorship II,
BOA Protection Survivorship Life, ChoiceLife Protection Survivorship, and Marathon VUL (NLAIC) prospectus dated May 1, 2009;
BOA FPVUL, BOA The Next Generation FPVUL, ChoiceLife FPVUL, BOA Next Generation II FPVUL,
Nationwide YourLife Protection VUL New York, Nationwide YourLife Protection VUL,
Nationwide YourLife Accumulation VUL New York, Nationwide YourLife Accumulation VUL,
Nationwide YourLife Survivorship VUL New York, Nationwide YourLife Survivorship VUL, and
Marathon Performance VUL prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about January 9, 2012, AllianceBernstein L.P. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager International Value Fund and will be replaced by Dimensional Fund Advisors LP.  JPMorgan Investment Management Inc. will continue to be a sub-adviser to the Fund.